# LOAN MODIFICATION AGREEMENT

THIS AGREEMENT BETWEEN the Muncie Industrial Revolving Loan Fund Board of Muncie, Delaware County, Indiana, hereinafter referred to as ""Lender", and Omnicity Corp., a Nevada corporation, as the surviving company by merger with Omnicity, Incorporated, an Indiana corporation, and Omnicity, Incorporated, the Indiana corporation merged with Omnicity Corp., hereinafter separately and collectively referred to as "Borrower", for valuable consideration, witnesseth as follows:

WHEREAS, on January 13, 2006, Lender loaned $250,000.00 to Borrower as evidenced by a Loan Agreement and Promissory Note of said date, hereinafter referred to as the "Loan"; and

WHEREAS, Lender's Loan to Borrower is partially secured by a security interest in all assets of Borrower located in Delaware County, Indiana, as evidenced by a Security Agreement dated January 13, 2006, perfected by a UCC financing statement filed February 17, 2006, filing number 200600001614959, as amended by UCC financing statement amendment filed June 15, 2006, filing number 200600005818797, in the office of the Indiana Secretary of State; and

WHEREAS, Borrower is delinquent in the payment of the Loan in that it has failed to pay monthly installments due on July 13, 2006, and on the 13th day of each month thereafter, and, to March 13, 2009, there was accrued delinquent interest in the amount of $33,740.82 owing by Borrower to Lender on the Loan; and

WHEREAS, Borrower requests that Lender: (i) capitalize the unpaid interest in the amount of $33,740.82 which accrued through March 13, 2009; (ii) allow Borrower to resume monthly interest only payments of $1,182.25 on the March 13, 2009, Loan balance of $283,740.82 commencing on April 13, 2009, and continuing for four (4) months through July 13, 2009; (iii) change the monthly principal and interest payment payable on the Loan to $4,569.63 with monthly principal and interest payments on the Loan balance of $283,740.82 to resume on August 13, 2009, and to continue on the 13th day of each month thereafter until December 13, 2011, when the entire unpaid balance of the Loan shall be due and payable in full; and (iv) change the maturity date of the Loan to December 13, 2011, when the entire unpaid balance of the Loan shall be due and payable in full; and

WHEREAS, Lender is willing to capitalize the accrued interest and to modify the Loan terms as requested by Borrower; provided, that all other terms and conditions of the Loan Agreement, Promissory Note and Security Agreement dated January 13, 2006, continue in full force and effect, except as modified hereby.

NOW, THEREFORE, for valuable consideration, the receipt whereof is hereby acknowledged, Lender and Borrower enter into this Loan Modification Agreement on the terms

as follows:

1) Interest which has accrued on the unpaid Loan balance to March 13, 2009, in the amount of $33,740.82 is hereby capitalized, and the principal balance of the Loan under Borrower's Promissory Note date January 13, 2006, payable to Lender is $283,740.82 as of March 13, 2009, after the capitalization of the interest.

2) Payment of the balance of $283,740.82, with interest, as provided in the Loan documents dated January 13, 2006, as modified hereby, shall be paid in monthly interest only installments of $1,182.25, commencing with the monthly installment due April 13, 2009, and continuing on the 13th day of each month thereafter through July 13, 2009, and thereafter in monthly principal and interest installments of not less than $4,569.83 commencing August 13, 2009, and continuing on or before the 13th day of each month thereafter to December 13, 2011, when the entire unpaid balance of the Loan, as modified hereby, shall be due and payable in full. A copy of the new payment schedule is attached hereto and shall be attached as a modified Exhibit B to the Loan Agreement dated January 13, 2006, as amended and modified hereby.

3) Omnicity Corp. and Omnicity, Incorporated hereby ratify the Loan and hereby acknowledge the obligation, duty and liability to pay the Loan evidenced by the Loan documents as modified hereby owing to Lender by virtue of the merger of Omnicity Corp. and Omnicity, Incorporated.

4) Except as modified hereby, the Loan Agreement, Promissory Note and Security Agreement dated January 13, 2006, shall continue in full force and effect.

IN WITNESS WHEREOF, the parties have approved and executed this Loan Modification Agreement this 30th day of April, 2009.

OMNICITY CORP.

By: /s/ Richard Beltzhoover

Richard Beltzhoover, Chairman

Attest: [signature]

Donald M. Prest, CFO

OMNICITY, INCORPORATED

By: /s/ Richard Beltzhoover

Attest: [signature]

as follows:

1) Interest which has accrued on the unpaid Loan balance to March 13, 2009, in the amount of $33,740.82 is hereby capitalized, and the principal balance of the Loan under Borrower's Promissory Note date January 13, 2006, payable to Lender is $283,740.82 as of March 13, 2009, after the capitalization of the interest.

2) Payment of the balance of $283,740.82, with interest, as provided in the Loan documents dated January 13, 2006, as modified hereby, shall be paid in monthly interest only installments of $1,182.25, commencing with the monthly installment due April 13, 2009, and continuing on the 13th day of each month thereafter through July 13, 2009, and thereafter in monthly principal and interest installments of not less than $4,569.83 commencing August 13, 2009, and continuing on or before the 13th day of each month thereafter to December 13, 2011, when the entire unpaid balance of the Loan, as modified hereby, shall be due and payable in full. A copy of the new payment schedule is attached hereto and shall be attached as a modified Exhibit B to the Loan Agreement dated January 13, 2006, as amended and modified hereby.

3) Omnicity Corp. and Omnicity, Incorporated hereby ratify the Loan and hereby acknowledge the obligation, duty and liability to pay the Loan evidenced by the Loan documents as modified hereby owing to Lender by virtue of the merger of Omnicity Corp. and Omnicity, Incorporated.

4) Except as modified hereby, the Loan Agreement, Promissory Note and Security Agreement dated January 13, 2006, shall continue in full force and effect.

IN WITNESS WHEREOF, the parties have approved and executed this Loan Modification Agreement this 30 day of April, 2009.

OMNICITY CORP.

By: [signature]
Richard Beltzhoover, Chairman

Attest: ______________________
Donald M. Prest, CFO

OMNICITY, INCORPORATED

By: [signature]

Attest: Richard L. Beltzhoover

MUNCIE INDUSTRIAL REVOLVING LOAN FUND BOARD

By: Frank E. Gilkison

Frank E. Gilkison, Chairman

Attest: Bruce Baldwin

Bruce Baldwin, Administrator

Exhibit B
Omnicity, Incorporated
Revised

| $250,000<br>Month | at 5% for<br>Due | 98 months.<br>Payment | Principal | 0.05<br>Interest | Balance | Late<br>Penalty | Paid | Check # |
|---|---|---|---|---|---|---|---|---|
| | | | | | $250,000.00 | | | |
| 1 | 2/13/06 | $1,041.67 | $0.00 | $1,041.67 | $250,000.00 | | 2/14/06 | 2100 |
| 2 | 3/13/06 | $1,041.67 | $0.00 | $1,041.67 | $250,000.00 | | 3/29/06 | 2204 |
| 3 | 4/13/06 | $1,041.67 | $0.00 | $1,041.67 | $250,000.00 | | 4/21/06 | 2252 |
| 4 | 5/13/06 | $1,041.67 | $0.00 | $1,041.67 | $250,000.00 | | 5/25/06 | 2349 |
| 5 | 6/13/06 | $3,681.15 | $2,639.48 | $1,041.67 | $247,360.52 | | 6/28/06 | 2468 |
| 6 | 7/13/06 | $0.00 | ($1,030.67) | $1,030.67 | $248,391.19 | | | |
| 7 | 8/13/06 | $0.00 | ($1,034.96) | $1,034.96 | $249,426.15 | | | |
| 8 | 9/13/06 | $0.00 | ($1,039.28) | $1,039.28 | $250,465.43 | | | |
| 9 | 10/13/06 | $0.00 | ($1,043.61) | $1,043.61 | $251,509.04 | | | |
| 10 | 11/13/06 | $0.00 | ($1,047.95) | $1,047.95 | $252,556.99 | | | |
| 11 | 12/13/06 | $0.00 | ($1,052.32) | $1,052.32 | $253,609.31 | | | |
| 12 | 1/13/07 | $0.00 | ($1,056.71) | $1,056.71 | $254,666.02 | | | |
| 13 | 2/13/07 | $0.00 | ($1,061.11) | $1,061.11 | $255,727.13 | | | |
| 14 | 3/13/07 | $0.00 | ($1,065.53) | $1,065.53 | $256,792.66 | | | |
| 15 | 4/13/07 | $0.00 | ($1,069.97) | $1,069.97 | $257,862.63 | $0.00 | | |
| 16 | 5/13/07 | $0.00 | ($1,074.43) | $1,074.43 | $258,937.06 | $0.00 | | |
| 17 | 6/13/07 | $0.00 | ($1,078.90) | $1,078.90 | $260,015.96 | $0.00 | | |
| 18 | 7/13/07 | $0.00 | ($1,083.40) | $1,083.40 | $261,099.36 | $0.00 | | |
| 19 | 8/13/07 | $0.00 | ($1,087.91) | $1,087.91 | $262,187.27 | $0.00 | | |
| 20 | 9/13/07 | $0.00 | ($1,092.45) | $1,092.45 | $263,279.72 | $0.00 | | |
| 21 | 10/13/07 | $0.00 | ($1,097.00) | $1,097.00 | $264,376.72 | $0.00 | | |
| 22 | 11/13/07 | $0.00 | ($1,101.57) | $1,101.57 | $265,478.29 | $0.00 | | |
| 23 | 12/13/07 | $0.00 | ($1,106.16) | $1,106.16 | $266,584.45 | $0.00 | | |
| 24 | 1/13/08 | $0.00 | ($1,110.77) | $1,110.77 | $267,695.22 | $0.00 | | |
| 25 | 2/13/08 | $0.00 | ($1,115.40) | $1,115.40 | $268,810.62 | $0.00 | | |
| 26 | 3/13/08 | $0.00 | ($1,120.04) | $1,120.04 | $269,930.66 | $59.11 | | |
| 27 | 4/13/08 | $0.00 | ($1,124.71) | $1,124.71 | $271,055.37 | $59.11 | | |
| 28 | 5/13/08 | $0.00 | ($1,129.40) | $1,129.40 | $272,184.76 | $59.11 | | |
| 29 | 6/13/08 | $0.00 | ($1,134.10) | $1,134.10 | $273,318.87 | $59.11 | | |
| 30 | 7/13/08 | $0.00 | ($1,138.83) | $1,138.83 | $274,457.70 | $228.48 | | |
| 31 | 8/13/08 | $0.00 | ($1,143.57) | $1,143.57 | $275,601.27 | $228.48 | | |
| 32 | 9/13/08 | $0.00 | ($1,148.34) | $1,148.34 | $276,749.61 | $228.48 | | |
| 33 | 10/13/08 | $0.00 | ($1,153.12) | $1,153.12 | $277,902.73 | $228.48 | | |
| 34 | 11/13/08 | $0.00 | ($1,157.93) | $1,157.93 | $279,060.66 | $228.48 | | |
| 35 | 12/13/08 | $0.00 | ($1,162.75) | $1,162.75 | $280,223.41 | $228.48 | | |
| 36 | 1/13/09 | $0.00 | ($1,167.60) | $1,167.60 | $281,391.01 | $228.48 | | |
| 37 | 2/13/09 | $0.00 | ($1,172.46) | $1,172.46 | $282,563.47 | $184.06 | | |
| 38 | 3/13/09 | $0.00 | ($1,177.35) | $1,177.35 | $283,740.82 | $0.00 | | |
| 39 | 4/13/09 | $1,182.25 | $0.00 | $1,182.25 | $283,740.82 | | 4/14/09 | 1276 |
| 40 | 5/13/09 | $1,182.25 | $0.00 | $1,182.25 | $283,740.82 | | | |
| 41 | 6/13/09 | $1,182.25 | $0.00 | $1,182.25 | $283,740.82 | | | |
| 42 | 7/13/09 | $1,182.25 | $0.00 | $1,182.25 | $283,740.82 | | | |
| **Principal** | **and Interest** | **Payments Start** | | | | | | |
| 1 | 8/13/09 | $4,569.63 | $3,387.38 | $1,182.25 | $280,353.44 | | | |
| 2 | 9/13/09 | $4,569.63 | $3,401.49 | $1,168.14 | $276,951.95 | | | |
| 3 | 10/13/09 | $4,569.63 | $3,415.66 | $1,153.97 | $273,536.29 | | | |
| 4 | 11/13/09 | $4,569.63 | $3,429.90 | $1,139.73 | $270,106.39 | | | |
| 5 | 12/13/09 | $4,569.63 | $3,444.19 | $1,125.44 | $266,662.21 | | | |
| 6 | 1/13/10 | $4,569.63 | $3,458.54 | $1,111.09 | $263,203.67 | | | |
| 7 | 2/13/10 | $4,569.63 | $3,472.95 | $1,096.68 | $259,730.72 | | | |
| 8 | 3/13/10 | $4,569.63 | $3,487.42 | $1,082.21 | $256,243.30 | | | |
| 9 | 4/13/10 | $4,569.63 | $3,501.95 | $1,067.68 | $252,741.35 | | | |
| 10 | 5/13/10 | $4,569.63 | $3,516.54 | $1,053.09 | $249,224.81 | | | |
| 11 | 6/13/10 | $4,569.63 | $3,531.19 | $1,038.44 | $245,693.62 | | | |
| 12 | 7/13/10 | $4,569.63 | $3,545.91 | $1,023.72 | $242,147.71 | | | |
| 13 | 8/13/10 | $4,569.63 | $3,560.68 | $1,008.95 | $238,587.03 | | | |
| 14 | 9/13/10 | $4,569.63 | $3,575.52 | $994.11 | $235,011.51 | | | |

Exhibit B
Omnicity, Incorporated
Revised

| Month | Due | Payment | Principal | Interest | Balance | Late Penalty | Paid | Check # |
|---|---|---|---|---|---|---|---|---|
| 15 | 10/13/10 | $4,569.63 | $3,590.42 | $979.21 | $231,421.10 | | | |
| 16 | 11/13/10 | $4,569.63 | $3,605.38 | $964.25 | $227,815.72 | | | |
| 17 | 12/13/10 | $4,569.63 | $3,620.40 | $949.23 | $224,195.33 | | | |
| 18 | 1/13/11 | $4,569.63 | $3,635.48 | $934.15 | $220,559.84 | | | |
| 19 | 2/13/11 | $4,569.63 | $3,650.63 | $919.00 | $216,909.21 | | | |
| 20 | 3/13/11 | $4,569.63 | $3,665.84 | $903.79 | $213,243.37 | | | |
| 21 | 4/13/11 | $4,569.63 | $3,681.12 | $888.51 | $209,562.25 | | | |
| 22 | 5/13/11 | $4,569.63 | $3,696.45 | $873.18 | $205,865.80 | | | |
| 23 | 6/13/11 | $4,569.63 | $3,711.86 | $857.77 | $202,153.94 | | | |
| 24 | 7/13/11 | $4,569.63 | $3,727.32 | $842.31 | $198,426.62 | | | |
| 25 | 8/13/11 | $4,569.63 | $3,742.85 | $826.78 | $194,683.77 | | | |
| 26 | 9/13/11 | $4,569.63 | $3,758.45 | $811.18 | $190,925.32 | | | |
| 27 | 10/13/11 | $4,569.63 | $3,774.11 | $795.52 | $187,151.21 | | | |
| 28 | 11/13/11 | $4,569.63 | $3,789.83 | $779.80 | $183,361.38 | | | |
| 29 | 12/13/11 | $184,125.39 | $183,361.38 | $764.01 | ($0.00) | | | |
| | | | | | | | | |
| Totals | | $324,651.86 | $250,000.00 | $74,651.86 | | $2,019.86 | | |